UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  November 7, 2006

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Third Avenue
Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

(781) 328-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results from Operations and Financial Condition

On November 7, 2006, Acme Packet, Inc. issued a press release to announce its financial results for the third quarter ended September 30, 2006.  This press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure

The information furnished under Item 2.02 of this Form 8-K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Exhibit 99.2 to this Current Report on Form 8-K includes financial information for the seven quarters ended September 30, 2006 that is expected to be discussed on the previously announced conference call with investors and analysts to be held by Acme Packet, Inc. at 5:00 p.m., Eastern time, today, November 7, 2006.  Exhibit 99.2 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated November 7, 2006 entitled “Acme Packet Reports Record Revenues and Net Income in Third Quarter of Fiscal Year 2006”

99.2	Financial Tables accompanying the conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 2006

Acme Packet, Inc.

By:	/s/ Keith Seidman
Name: Keith Seidman
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 7, 2006 entitled “Acme Packet Reports Record Revenues and Net Income in Third Quarter of Fiscal Year 2006”

99.2	Financial Tables accompanying the conference call